Second Quarter 2021 Earnings Presentation www.ussteel.com July 29, 2021

2 Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the second quarter of 2021. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to (i) "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context, (ii) “Big River Steel” and “BRS” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and (iii) “Transtar” refer to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

3 We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized losses, Big River Steel - acquisition costs, restructuring and other charges, gain on previously held investment in Big River Steel, asset impairment charge, asset impairment, property sale, Tubular inventory impairment, uncertain tax positions, gain on previously held investment in UPI, Big River Steel options and forward adjustments and December 24, 2018 Clairton coke making facility fire (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. Explanation of use of non-GAAP measures

TRANSITIONING TO A BEST FOR ALLSM FUTURE

5 Transitioning to a Best for All future Best of BothSM delivering Best for All 5 Providing customers with profitable steel solutions for people and planet Creating a more sustainable future for all our stakeholders

6 Transitioning to a Best for All future Enhancing disclosures on our progress 2020 Sustainability Report 6 Sustainability Investor Presentation Expanding our reporting framework for investors

Transitioning to a Best for All future Sustainability-linked financing Reinforcing our commitment to sustainability Added sustainability-linked financing goals: Lower GHG emissions Strong safety performance ResponsibleSteel2 site certification 1 Asset-based loan (ABL). 2 ResponsibleSteel is the industry’s first global multi-stakeholder standard and certification initiative. ✓ $1.75B U. S. Steel ABL1 ✓ $350M BRS ABL Changes to our credit facilities: Reduced from $2.0B to optimize global liquidity position Extended by five years to 2026 7

STRATEGY EXECUTION UPDATE

Continued progress towards Best for All Operating the industry’s leading mini mill Mini Mill segment generated 2Q EBITDA of $324M and 36% margin Closed on sale of Transtar on July 28 Delivering immediate incremental value for stockholders ✓ ✓ Becoming the leader in non-grain oriented (NGO) electrical steel✓ Investing in unmatched capabilities at Big River Steel 9

Continued progress towards Best for All BRS is outperforming the competition Well-timed acquisition of Big River Steel 36% 23% 26% 2Q 2021 EBITDA margin % Mini mill competitor #1 Mini mill competitor #2 Note: Big River Steel statistics calculated based off their April 1 – June 30 results, as reflected in the Mini Mill segment. Mini mill competitor data is based on enterprise-level adjusted EBITDA from company filings. 10

Continued progress towards Best for All Becoming the leader in NGO electrical steel Electrical steel line at Big River Steel Expected annual production capability 200,000 tons 3Q 2023 First coil expected in September 2023 Funded from cash generated at Big River Steel 11 Investment highlights:

By 2027, over 90% of NGO consumption is expected to be 0.25 – 0.50mm product1 Pursuing LEED certification for new NGO line and expanding our sustainable verdeXTM steel brand Opportunities to partner on broader decarbonization goals 0.10 – 0.50 millimeters Competitor thinner gauges not widely available today Unmatched capabilities to serve tomorrow’s NGO needs: 1 Source: Steel-Insights, LLC. U. S. Steel information based on planned investment. Continued progress towards Best for All Becoming the leader in NGO electrical steel 12

Opportunity to accelerate some NGO investment into 2021; full year 2021 enterprise capex now ~$800M$85M $240M $105M $20M 20242021 2022 2026+20252023 $60M $120M $140M 20232021 20242022 2026+2025 Expected CAPEX: ~$450 million Expected EBITDA: ~$140 million per year Permitting already in place 1 400 basis point (bp) expansion based on through-cycle EBITDA margin expectations for Big River Steel of mid to high teens. 400bp EBITDA margin expansion1 Strong return profile / low capital intensity Continued progress towards Best for All Becoming the leader in NGO electrical steel 13

# Continued progress towards Best for All
# Closed on sale of Transtar on July 28

**~$640M**

cash purchase price of Transtar

Premium valuation to historical U. S. Steel multiple[1]

Divestiture structure provides for same high-quality service to continue with no impact to operations or customers

**BEST** *FOR* **ALL**

Monetizing non-core assets to support transition to Best for All strategy



United States Steel Corporation

[1] ~10x multiple based on latest 12 months (April 2020 – March 2021) EBITDA, referenced in our June 8, 2021 investor presentation.

14

BALANCE SHEET ACTIONS

16 Balance sheet actions Capital allocation priorities 16 Organic growth medium-term Non-grain oriented electrical steel line Investing in existing competitive advantages with strong strategic fit Investing in Best for All longer-term Identifying investments that drive lower capital and carbon intensity Deleveraging further near-term Total ~$3.2B of deleveraging completed or announced in 20211 Including up to $1B of additional deleveraging over the next 12 months2 TODAY’S ANNOUNCEMENT: 1 Excluding the impact of the Big River Steel debt assumed in connection with the acquisition. 2 Additional deleveraging of up to $1B over the next 12 months is included in the ~$3.2B of deleveraging completed or announced in 2021.

Balance sheet actions Manageable combined maturity profile Call provisions increase flexibility to proactively manage our debt maturity profile 1 The 6.875% Sr Notes due 2025 were called for redemption and will be redeemed in full on August 16, 2021. No significant notes maturities until 2026 U. S. Steel Big River Steel 20272024 20282021 2022 20252023 2026 2049+2029 2030- 2048 $32M $39M $152M $85M $10M $1,086M $37M $41M $1,674M $1,039M $662M 17 Current maturity profile as of June 30, 2021 and pro forma for redemption of the Sr. Notes due 20251

2021 OUTLOOK

2021 outlook Stronger for longer steel market environment Continued strong customer demand Sustained consumer- oriented demand keeping mill lead times longer than average Planned industry outages in 2H ’21 Several planned industry outages in the back half of the year keep market conditions balanced Low steel industry inventories Several industries require significant inventory restocking, supporting future steel consumption 19

# 2021 outlook
# Stronger for longer steel market environment

| Market | Customer | Outlook |
|---|---|---|
| U.S. flat-rolled market | Automotive | June auto sales at 15.4 million SAAR were impacted by the low vehicle inventories stemming from the semi-conductor shortage. Automakers expected to accelerate their 2H 2021 / 2022 build schedules so they can more than double the 27 days of vehicle inventory. |
| | Construction | June's put-in-place square footage was 14% higher than the strong March – May average and 37% higher than June 2019 (per-COVID 19 comparison). New and existing home inventories are low, likely keeping the construction market well positioned for several quarters. |
| | Appliance | 2Q AHAM6 units shipped the highest 2Q ever at 13.9 million units and 3% higher than the very strong 1Q, supporting strong utilization rates at our Mon Valley operations. |
| Europe flat-rolled market | Automotive | European car production slowed in 2Q due to semi-conductor shortages. The European Automobile Manufacturers Association expects production to recover in 2H 2021. |
| | Construction | The latest construction forecast expects a 3.8% increase in 2021 output, aided by civil engineering projects and residential construction. |
| | Appliance | The growing residential construction market is supporting European appliance demand. 2021 appliance demand is expected to increase by 6.4%. |
| Tubular market | Oil & gas | The U.S. rig count is up nearly 40% year-to-date as oil prices, consistently above $60/barrel, are encouraging additional rigs to come back on-line. More drilling activity has helped to reduce pipe inventory backlog and increase customer activity. |

United States Steel Corporation

Sources: Wards / S&P Global Dodge / National Association of Realtors / National Association of Home Builders / AHAM / IHS / Euroconstruct / Bloomberg / Baker Hughes.

20

Operating Idled Indefinitely Idled N o rt h A m e ri c a n F la t- ro ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 – 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes BF ‘D4’BF ‘B2’BF ‘A1’ 3.8 3.8 Mon Valley BF #1 BF #3 – 2.9 Košice BF #3BF #2BF #1 – 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 Global operating footprint Current footprint supporting customer demand 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 Recent Changes 21

SECOND QUARTER 2021 UPDATE

Second quarter 2021 update Safety performance Safety First 0.14 0.10 0.07 0.08 20202018 2019 YTD 2021 BLS - Iron & Steel: 0.60 Benchmark 1 : OSHA Days Away from Work 2 Record-setting performance 1 BLS – Iron & Steel 2019 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of July 19, 2021. 23

Reported Net Earnings (Loss) $ Millions Profit Margin: ($469) ($268) ($60) $283 $964 2Q 20213Q 20202Q 2020 4Q 2020 1Q 2021 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: ($423) ($211) ($75) $362 $1,084 4Q 20203Q 20202Q 2020 1Q 2021 2Q 2021 Segment EBIT1 $ Millions Segment EBIT Margin1: ($264) ($49) $87 $551 $1,286 2Q 2020 2Q 20213Q 2020 4Q 2020 1Q 2021 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: ($589) ($234) $49 $91 $1,012 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 (28%) (22%) (20%) (13%) (10%) (11%) (9%) (2%) 2% (2%) (3%) 3% 2% 8% 10% 15% 1 Earnings (loss) before interest and income taxes. Note: For reconciliation of non-GAAP amounts see Appendix. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items. 20% 19% 22% 26% Second quarter 2021 update Financial updates 24

# Flat-rolled segment
# Key statistics

## Operating Statistics

| | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 | 2Q 2021 |
|---|---|---|---|---|---|
| Shipments: in 000s, net tons | 1,790 | 2,155 | 2,257 | 2,332 | 2,326 |
| Production: in 000s, net tons | 1,468 | 2,207 | 2,490 | 2,581 | 2,485 |
| Average Selling Price $ / net ton | $721 | $712 | $731 | $888 | $1,078 |

## Segment EBITDA $ Millions



($203)
($33)
$50
$266
$703
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021

EBITDA Margin: (13%) (2%) 3% 11% 23%

## EBITDA Bridge $ Millions, 2Q 2020 vs. 2Q 2021



($203)
$995
($16)
$1
($74)
$703
2Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and third-party raw material sales.

Raw Materials: The unfavorable impact is primarily the result of higher purchased scrap costs partially offset by lower costs for coking coal.

Maintenance & Outage: The change is not material.

Other: The unfavorable impact is primarily the result of increased variable compensation.

## EBITDA Bridge $ Millions, 1Q 2021 vs. 2Q 2021



$266
$536
($18)
($12)
($69)
$703
1Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and third-party raw material sales.

Raw Materials: The unfavorable impact is primarily the result of higher purchased scrap costs.

Maintenance & Outage: The unfavorable impact is primarily the result of planned outages.

Other: The unfavorable impact is primarily the result of increased variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

25

Segment EBITDA $ Millions EBITDA Margin: Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton 2Q 2020 - - - 3Q 2020 - - - 4Q 2020 - - - 1Q 2021 510 447 $967 2Q 2021 747 616 $1,207 Operating Statistics EBITDA Bridge $ Millions, 2Q 2020 vs. 2Q 2021 Mini Mill segment1 Key statistics EBITDA Bridge $ Millions, 1Q 2021 vs. 2Q 2021 EBITDA bridge not applicable for Mini Mill segment Note: For reconciliation of non-GAAP amounts see Appendix. 1 Mini Mill segment includes Big River Steel performance as a fully consolidated entity of U. S. Steel, which began on January 15, 2021. $162 $324 2Q 2020 2Q 20211Q 20213Q 2020 4Q 2020 32% 36% $162 $324 $343 Raw Materials Maintenance & Outage 1Q 2021 Commercial ($20) ($159) ($2) Other 2Q 2021 Commercial: The favorable impact is primarily the result of increased volumes and higher average realized prices. Raw Materials: The unfavorable impact is primarily the result of higher metallics costs. Maintenance & Outage: The change is not material. Other: The unfavorable impact is primarily the result of increased variable compensation. 26

# U. S. Steel Europe segment Key statistics

## Operating Statistics

| | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 | 2Q 2021 |
|---|---|---|---|---|---|
| Shipments: in 000s, net tons | 610 | 790 | 840 | 1,043 | 1,167 |
| Production: in 000s, net tons | 645 | 873 | 966 | 1,197 | 1,279 |
| Average Selling Price $ / net ton | $632 | $608 | $652 | $748 | $905 |

## Segment EBITDA $ Millions



($3)
$39
$61
$130
$232
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021

| EBITDA Margin: | (1%) | 8% | 11% | 16% | 22% |
|---|---|---|---|---|---|

## EBITDA Bridge $ Millions, 2Q 2020 vs. 2Q 2021



($3)
$331
($119)
($6)
$29
$232
2Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased volumes partially offset by higher CO2 credit usage.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore.

Maintenance & Outage: The unfavorable impact is primarily the result of increased planned outages.

Other: The favorable impact is primarily the result of a favorable USD/Euro exchange rate partially offset by the absence of COVID-19 related government relief and increased variable compensation.

## EBITDA Bridge $ Millions, 1Q 2021 vs. 2Q 2021



$130
$221
($100)
($15)
($4)
$232
1Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore.

Maintenance & Outage: The unfavorable impact is primarily the result of increased planned outages.

Other: The unfavorable impact is primarily the result of increased variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

27

# Tubular segment
# Key statistics

## Operating Statistics

| | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 | 2Q 2021 |
|---|---|---|---|---|---|
| Shipments: in 000s, net tons | 132 | 71 | 74 | 89 | 105 |
| Production: in 000s, net tons | - | - | 16 | 93 | 114 |
| Average Selling Price $ / net ton | $1,288 | $1,230 | $1,267 | $1,372 | $1,633 |

## Segment EBITDA $ Millions



$11
($21)
($17)
($40)
($44)
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021

| | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 | 2Q 2021 |
|---|---|---|---|---|---|
| EBITDA Margin: | (22%) | (46%) | (20%) | (12%) | 6% |

## EBITDA Bridge $ Millions, 2Q 2020 vs. 2Q 2021



$20
$11
($3)
$1
($40)
$33
2Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher scrap costs, mostly offset by lower cost of producing rounds.

Maintenance & Outage: The change is not material.

Other: The favorable impact is primarily the result of the reduced idled plant carrying costs.

## EBITDA Bridge $ Millions, 1Q 2021 vs. 2Q 2021



($4)
$0
$0
$11
$32
($17)
1Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher scrap costs.

Maintenance & Outage: No change.

Other: No change.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

28

Cash and liquidity $826 $938 $682 $138 $1,103 YE 2017 YE 2018 YE 2019 1H 2021YE 2020 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,553 $1,000 $749 $1,985 $1,329 YE 2017 1H 2021YE 2020YE 2018 YE 2019 $3,350 $2,830 $2,284 $3,153 $4,176 YE 2020YE 2019 1H 2021YE 2017 YE 2018 $1,150 $1,381 $2,892 $2,902 $4,237 YE 2017 YE 2018 1H 2021YE 2019 YE 2020 Note: For reconciliation of non-GAAP amounts see Appendix. 29

APPENDIX

# Additional Big River Steel summary data

$ millions

| Section | Item | 2Q 2021 |
|---|---|---|
| Income Statement | Customer Sales | $759M |
| | Intersegment Sales | $142M |
| | Net Sales | $901M |
| | EBIT[1] | $284M |
| Balance Sheet | Cash and cash equivalents | $112M |
| | Total Assets | $4,246M |
| | 2029 senior secured notes | $900M |
| | ARTRS – Notes Payable | $106M |
| | Environmental revenue bonds | $752M |
| | Financial leases and all other obligations | $115M |
| | ABL Facility | $- |
| | Fair value step up[2] | $146M |
| | Total Debt | $2,019M |
| Cash Flow | Depreciation and Amortization | $40M |
| | Capital Expenditures | $20M |

United States Steel Corporation

[1] Earnings before interest and income taxes.

[2] Big River Steel debt amounts are shown at aggregate principal amounts which do not include Big River Steel's unamortized discounts and fees which were removed with the purchase. The fair value step up shown here represents the fair value step up over the aggregate principal amount.

31

Flat-rolled ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes ($329) ($159) ($73) $146 $579 Depreciation 126 126 123 120 124 Flat-rolled Segment EBITDA ($203) ($33) $50 $266 $703 U. S. Steel Europe ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes ($26) $13 $36 $105 $207 Depreciation 23 26 25 25 25 U. S. Steel Europe Segment EBITDA ($3) $39 $61 $130 $232 Tubular ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes ($47) ($52) ($32) ($29) $0 Depreciation 7 8 11 12 11 Tubular Segment EBITDA ($40) ($44) ($21) ($17) $11 Other ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes ($21) ($13) ($6) $8 $14 Depreciation 3 2 3 2 2 Other Segment EBITDA ($18) ($11) ($3) $10 $16 Reconciliation of segment EBITDA Mini Mill ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes - - - $132 $284 Depreciation - - - 30 40 Mini Mill Segment EBITDA - - - $162 $324 32

Net Debt ($ millions) YE 2017 YE 2018 YE 2019 YE 2020 1H 2021 Short-term debt and current maturities of long-term debt $3 $65 $14 $192 $763 Long-term debt, less unamortized discount and debt issuance costs 2,700 2,316 3,627 4,695 4,803 Total Debt $2,703 $2,381 $3,641 $4,887 $5,566 Less: Cash and cash equivalents 1,553 1,000 749 1,985 1,329 Net Debt $1,150 $1,381 $2,892 $2,902 $4,237 Reconciliation of net debt 33

# Reconciliation of reported and adjusted net earnings

| ($ millions) | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 | 2Q 2021 |
|---|---|---|---|---|---|
| Reported net (loss) earnings attributable to U. S. Steel | ($589) | ($234) | $49 | $91 | $1,012 |
| Debt extinguishment | — | — | — | 255 | — |
| Asset impairment | — | — | — | — | 26 |
| Restructuring and other charges | 82 | — | 8 | 6 | 30 |
| Gain on previously held investment in Big River Steel | — | — | — | (111) | — |
| Tubular inventory impairment | 24 | — | — | — | — |
| Big River Steel inventory step-up amortization | — | — | — | 24 | — |
| Big River Steel unrealized losses | — | — | — | 9 | 5 |
| Big River Steel acquisitions costs | — | — | 3 | 9 | — |
| Big River Steel debt extinguishment charges | — | — | 18 | — | — |
| Big River Steel financing costs | — | — | 8 | — | — |
| Property sale | — | — | (145) | — | (14) |
| Reversal of tax valuation allowance[1] | — | — | — | — | (95) |
| December 24, 2018 Clairton coke making facility fire | (4) | — | (2) | — | — |
| Big River Steel options and forward adjustments | 5 | (34) | 1 | — | — |
| Uncertain tax positions | 13 | — | — | — | — |
| Adjusted net (loss) earnings attributable to U. S. Steel | ($469) | ($268) | ($60) | $283 | $964 |

[1] The $95 million adjustment was related to the reversal of a portion of the tax valuation allowance recorded against the Company's net domestic deferred tax asset as a result of the Company's three-year cumulative income position and a change in the projections of income in future years. There was an additional net benefit of $167 million included in earnings related to the reversal of the valuation allowance due to a change in estimated current year earnings.

United States Steel Corporation

34

Reconciliation of adjusted EBITDA ($ millions) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Reported net (loss) earnings attributable to U. S. Steel ($589) ($234) $49 $91 $1,012 Income tax provision (benefit) (5) (24) (94) 1 (37) Net interest and other financial costs 62 47 88 333 59 Reported (loss) earnings before interest and income taxes ($532) ($211) $43 $425 $1,034 Depreciation, depletion and amortization expense 159 162 162 189 202 EBITDA ($373) ($49) $205 $614 $1,236 Asset impairment charges ─ ─ ─ ─ 28 Restructuring and other charges 89 ─ 8 6 31 Big River Steel inventory step-up amortization ─ ─ ─ 24 ─ Big River Steel unrealized losses ─ ─ ─ 9 6 Big River Steel acquisitions costs ─ ─ 3 9 ─ Big River Steel debt extinguishment charges ─ ─ 18 ─ ─ Property sale ─ ─ (145) ─ (15) Gain on previously held investment in Big River Steel ─ ─ ─ (111) ─ Tubular inventory impairment 24 ─ ─ ─ ─ December 24, 2018 Clairton coke making facility fire (4) ─ (2) ─ ─ Adjusted EBITDA ($264) ($49) $87 $551 $1,286 35

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com